                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 31, 2001


                        ALLIED PRODUCTS CORPORATION
           (Exact name of registrant as specified in its charter)


   DELAWARE                           1-5530              8-0292230
   (State or other          (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                        Identification No.)
   incorporation)



             10 South Riverside Plaza, Chicago, Illinois 60606
                  (Address of principal executive offices)
                                   (Zip Code)


     Registrant's telephone number, including area code: (312) 454-1020


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

On October 2, 2000, Allied Products Corporation (the "Company") filed a petition for reorganization in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division under Chapter 11 of the United States Bankruptcy Code. The Company is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

On January 10, 2002, the Company filed its October monthly United States Trustee report with the bankruptcy court.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           Exhibits

  99.01    United States Trustee Report of the Company for December 2001.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Allied Products Corporation
                                    (Registrant)


                                    By:   /s/ Richard A. Drexler
                                           Richard A. Drexler
                                           Chairman, President and Chief
                                           Executive & Financial Officer

Dated:  January 15, 2002